Schedule of Notes and Amounts Receivable for Equity Issued (Details)	Sep. 30, 2022 USD ($)
Notes And Amounts Receivable For Equity Issued
Notes receivable	$ 1,109,032
Amounts receivable	52,977	[1]
Notes and Amounts Receivable for Equity Issued	$ 1,162,009

[1]	Consists of receivables for the exercise of warrants and options at various exercise prices during the year ended December 31, 2021 and nine months ended September 30, 2022. The receivables are unsecured, non-interest-bearing and due on demand.